                                                                    Exhibit 99.1
                              LETTER OF TRANSMITTAL

                                       FOR

              TENDER OF ALL OUTSTANDING 9 3/8% SENIOR NOTES DUE 2013
                                 IN EXCHANGE FOR
                         NEW 9 3/8% SENIOR NOTES DUE 2013
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF

                               TRW AUTOMOTIVE INC.

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THE EXCHANGE OFFER WILL EXPIRE AT 12:00 A.M. MIDNIGHT, NEW YORK CITY TIME, ON
            , 2003 (THE "EXPIRATION DATE") UNLESS EXTENDED BY TRW AUTOMOTIVE
INC.

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                             The Exchange Agent is:

                              THE BANK OF NEW YORK

 For Delivery by Registered or                    By Hand Delivery:
  Overnight Courier Delivery:

    The Bank of New York                          The Bank of New York
   Reorganization Section                          101 Barclay Street
  101 Barclay Street - 7E                   Corporate Trust Services Window
  New York, New York 10286                            Ground Level
    Attn: Diane Amoroso                         New York, New York 10286
                                     Attn: Diane Amoroso, Reorganization Section

                                  By Facsimile:

                                 (212) 298-1915

                  For Information or Confirmation by Telephone:

                                 (212) 815-3738

      Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

      The undersigned acknowledges receipt of the Prospectus dated             ,
2003 (the "Prospectus") of TRW Automotive Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the
Company's offer (the "Exchange Offer") to exchange $925,000,000 principal amount of its 9 3/8% Senior Notes due 2013 which have been registered under the
Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Notes")
for any and all of its outstanding 9 3/8% Senior Notes due 2013 (the
"Outstanding Notes" and, together with the Exchange Notes, the "Notes") in integral multiples of $1,000 from the holders thereof.

      The terms of the Exchange Notes are identical in all material respects
(including principal amount, interest rate and maturity) to the terms of the
Outstanding Notes for which they may be exchanged pursuant to the Exchange
Offer, except that the Exchange Notes are freely transferable by holders thereof
(except as provided herein or in the Prospectus).

      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

      YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE
INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.
QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS
AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      The undersigned has checked the appropriate boxes below and signed this
Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

      List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

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                                    DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH
----------------------------------------------------------------------------------------------------------------------------
                                                                                   AGGREGATE PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE        AMOUNT REPRESENTED     PRINCIPAL AMOUNT
                     (PLEASE FILL IN)                            NUMBER(S)*       BY OUTSTANDING NOTES*      TENDERED**
----------------------------------------------------------- --------------------- ---------------------- -------------------

                                                            --------------------- ---------------------- -------------------

                                                            --------------------- ---------------------- -------------------

                                                            --------------------- ---------------------- -------------------

                                                            --------------------- ---------------------- -------------------

                                                            --------------------- ---------------------- -------------------

                                                            --------------------- ---------------------- -------------------
                                                    TOTAL:
----------------------------------------------------------- --------------------- ---------------------- -------------------
*   Need not be completed by book-entry holders.

**  Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See instruction 2.
----------------------------------------------------------------------------------------------------------------------------

      Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange
Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

      Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company ("DTC").

[ ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                            ----------------------------------------------------

Name of Eligible Guarantor Institution that Guaranteed Delivery
                                                               -----------------

Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------------------

If Delivered by Book-Entry Transfer:

Name of Tendering Institution
                             ---------------------------------------------------

Account Number
              ------------------------------------------------------------------

Transaction Code Number
                       ---------------------------------------------------------

[ ]  CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO A PERSON OTHER THAN THE
     PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name
     ---------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

[ ]  CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT
     FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name
    ----------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR
     ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES
     AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF
     ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of
Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange
Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an
"underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities.
Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased
Outstanding Notes from the Company to resell pursuant to Rule 144A under the
Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the
Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the
Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer
(including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the
Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Outstanding
Notes to be assigned, transferred and exchanged.

      The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered
Outstanding Notes, and that, when the same are accepted for exchange, the
Company will acquire good and unencumbered title to the tendered Outstanding
Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the
Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding

Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the
Exchange and Registration Rights Agreement dated February 28, 2003, among the
Company, the guarantors named therein and J.P. Morgan Securities Inc. for itself and on behalf of the Dollar Initial Purchasers named therein (the "Registration
Rights Agreement"), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 6 of such agreement. The undersigned will comply with its obligations under the Registration Rights
Agreement.

      The Exchange Offer is subject to certain conditions as set forth in the
Prospectus under the caption "The Exchange offers--Conditions to the exchange offers." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the
Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the
Expiration Date if any of the conditions set forth under "The Exchange offers--Conditions to the exchange offers" occur.

      By tendering the Outstanding Notes and executing this Letter of
Transmittal, the undersigned represents that (1) the Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, (2) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities
Act) of such Exchange Notes, (3) the undersigned is not an "affiliate" of the
Company within the meaning of Rule 405 under the Securities Act and (4) if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned or the person receiving such Exchange
Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding
Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that (1) it has not entered into any arrangement or understanding with the Company or an affiliate of the Company to distribute the Exchange Notes and (2) it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

      An "affiliate" of the Company or any holder of Outstanding Notes tendering its Outstanding Notes in the Exchange Offer with the intention to participate, or for the purpose of participating, in a distribution of the Exchange Notes or any broker-dealer that acquired the Outstanding Notes directly from the Company and not as a result of market-making activities or other trading activities (i)
cannot rely on the position of the staff of the Securities and Exchange
Commission enunciated in its interpretive letter with respect to Exxon Capital
Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated
(available June 5, 1991) and Shearman & Sterling (available July 2, 1993) or similar interpretive letters and (ii) absent an exemption under the Securities
Act, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. Such broker-dealers may not use the prospectus for the exchange offer in connection with such resales.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this
Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

      Certificates for all Exchange Notes delivered in exchange for tendered
Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

      The undersigned, by completing the box entitled "Description of
Outstanding Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

                          TENDERING HOLDER(S) SIGN HERE
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

      Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Outstanding Notes hereby tendered or in whose name
Outstanding Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

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                           (SIGNATURE(S) OF HOLDER(S))

Date
    ----------------------------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.
                                   ---------------------------------------------

Taxpayer Identification No.
                           -----------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

-   Authorized Signature                                                     -
                        ----------------------------------------------------
Date
    ----------------------------------------------------------------------------

Name
    ----------------------------------------------------------------------------

Title
     ---------------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address of Firm
               -----------------------------------------------------------------

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                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                           -----------------------------------------------------
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-------------------------------------------------------------       -----------------------------------------------------------

               SPECIAL ISSUANCE INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 3 AND 4)                                         (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if Exchange Notes or                           To be completed ONLY if Exchange Notes or
Outstanding Notes not tendered are to be issued in the              Outstanding Notes not tendered are to be sent to someone
name of someone other than the registered holder of the             other than the registered holder of the  Outstanding Notes
Outstanding Notes whose name(s) appear(s) above.                    whose name(s) appear(s) above, or such registered
                                                                    holder(s) at an address other than that shown above.

Issue:  [ ] Outstanding Notes not tendered to:                      Mail:   [ ] Outstanding Notes not tendered to:
        [ ] Exchange Notes to:                                              [ ] Exchange Notes to:

Name(s)                                                             Name(s)
        ------------------------------------------------                    --------------------------------------------------

Address                                                             Address
        ------------------------------------------------                   ---------------------------------------------------

--------------------------------------------------------            ----------------------------------------------------------
                     (INCLUDE ZIP CODE)                                                  (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.                                 Area Code and Telephone No.
                                    --------------------                                         -----------------------------

--------------------------------------------------------            ----------------------------------------------------------

Tax Identification No.
                      ----------------------------------
-------------------------------------------------------------       -----------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.   Delivery of this Letter of Transmittal and Certificates; Guaranteed
     Delivery Procedures.

      A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

      Holders of Outstanding Notes may tender Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent's account at
DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer.
DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties)
applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of
Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of
Guaranteed Delivery through ATOP.

      The method of delivery of this Letter of Transmittal, the Outstanding
Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Outstanding Notes or Letters of Transmittal should be sent to the Company.

      Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other required documents to the
Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus.
Pursuant to such procedure: (i) such tender must be made by or through an
Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration
Date, the Exchange Agent must have received from such Eligible Guarantor
Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such
Outstanding Notes are registered, and, if applicable, the certificate numbers of the Outstanding Notes to be tendered; and (iii) all tendered Outstanding Notes
(or a confirmation of any book-entry transfer of such Outstanding Notes into the
Exchange Agent's account at a book-entry transfer facility) as well as this
Letter of Transmittal and all other documents required by this Letter of
Transmittal, must be received by the Exchange Agent within three New York Stock
Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2.   Partial Tenders; Withdrawals.

      If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled
"Description of Outstanding Notes Tendered Herewith." A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

      If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

      To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange
Agent that it has accepted the tender of Outstanding Notes pursuant to the
Exchange Offer; (ii) specify the name of the person who tendered the Outstanding
Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn
(including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such
Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of
Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the
Company, and such determination will be final and binding on all parties.

      Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange
Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder)
promptly after withdrawal, rejection of tender or termination of the Exchange
Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange offers--Procedures for tendering" in the Prospectus at any time prior to the Expiration Date.

3.   Signature on this Letter of Transmittal; Written Instruments and
     Endorsements; Guarantee of Signatures.

      If this Letter of Transmittal is signed by the registered holder(s) of the
Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of
Outstanding Notes.

      When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding
Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes.

      If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

      Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an
Eligible Guarantor Institution.

      Signatures on this Letter of Transmittal must be guaranteed by an Eligible
Guarantor Institution, unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or
"Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities
Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution"
within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"). If Outstanding Notes are
registered in the name of a person other than the signer of this Letter of
Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.   Special Issuance and Delivery Instructions.

      Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated.
Holders tendering Outstanding Notes by book-entry transfer may request that
Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.   Transfer Taxes.

      The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the
Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.   Waiver of Conditions.

      The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.   Mutilated, Lost, Stolen or Destroyed Securities.

      Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.   Substitute Form W-9

      Each holder of Outstanding Notes whose Outstanding Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number ("TIN") (e.g., the holder's Social Security or federal employer identification number) and certain other information, on Substitute
Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding.
Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 30% federal income tax backup withholding on payments made in connection with the Outstanding Notes. The box in Part 3 of the Substitute Form W-9 may be
checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Notes, 30% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service.

9.   Requests for Assistance or Additional Copies.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

      IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof
(together with certificates of Outstanding Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                            IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a holder of Outstanding Notes whose
Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York as Paying Agent (the "Paying
Agent"), with either (i) such holder's correct taxpayer identification number
("TIN") on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding
Notes is awaiting a TIN), (B) that the holder of Outstanding Notes is not subject to backup withholding because (x) such holder of Outstanding Notes is exempt from backup withholding, (y) such holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding and (C) that the holder of Outstanding Notes is a U.S. person (including a U.S. resident alien);
or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of
Outstanding Notes may also be subject to certain penalties imposed by the
Internal Revenue Service.

      Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding
Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form
W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed
"Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9" for more instructions.

      If backup withholding applies, the Paying Agent is required to withhold
30% of any payments made to the holder of Outstanding Notes or other payee.
Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

      The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is
completed, the Paying Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying
Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

      The holder of Outstanding Notes is required to give the Paying Agent the
TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed
"Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9" for additional guidance on which number to report.

                                       10

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You)
to Give the Payer.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the
Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue
Service.

----------------------------------------------------------------     -------------------------------------------------------------
                                       GIVE THE                                                          GIVE THE
FOR THIS TYPE OF ACCOUNT:              SOCIAL SECURITY               FOR THIS TYPE OF ACCOUNT:           SOCIAL SECURITY
                                       NUMBER OF--                                                       NUMBER OF--
----------------------------------------------------------------     -------------------------------------------------------------

1.   Individual                        The individual                6.   Sole proprietorship            The owner(3)

2.   Two or more individuals (joint    The actual owner of the       7.   A valid trust, estate, or      The legal entity(4)
     account)                          account or, if combined            pension trust
                                       fund, the first
                                       individual on the
                                       account.(1)

3.   Custodian account of a minor      The minor(2)                  8.   Corporate                      The corporation
     (Uniform Gift to Minors Act)

4.   a.  The usual revocable savings   The grantor-trustee(1)        9.   Association, club,             The organization
         trust account (grantor is                                        religious, charitable,
         also trustee)                                                    educational, or other
                                                                          tax-exempt organization
                                                                          account

     b.  So-called trust that is not   The actual owner(1)           10.  Partnership                    The partnership
         a legal or valid trust
         under state law

5.   Sole proprietorship               The owner(3)                  11.  A broker or registered         The broker or nominee
                                                                          nominee

                                                                     12.  Account with the Department    The public entity
                                                                          of Agriculture in the name
                                                                          of a public entity (such as
                                                                          a state or local government,
                                                                          school district, or prison)
                                                                          that receives agricultural
                                                                          program payments
----------------------------------------------------------------     -------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3)  You must show your individual name, but you may also enter your business or
     "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)  List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                       11

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local
Social Administration office, or Form SS-4, Application for Employer
Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from withholding include:

     o    An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section
          403(b)(7), if the account satisfies the requirements of Section
          401(f)(2).

     o    The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

     o    An international organization or any agency or instrumentality thereof.

     o    A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

     o    A corporation.

     o    A financial institution.

     o    A dealer in securities or commodities required to register in the
          United States, the District of Columbia, or a possession of the United
          States.

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under Section 584(a).

     o    An entity registered at all times during the tax year under the
          Investment Company Act of 1940.

     o    A middleman known in the investment community as a nominee or custodian.

     o    A futures commission merchant registered with the Commodity Futures
          Trading Commission.

     o    A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

     o    Payments to nonresident aliens subject to withholding under Section
          1441.

     o    Payments to partnerships not engaged in a trade or business in the
          United States and that have at least one nonresident alien partner.

     o    Payments of patronage dividends not paid in money.

     o    Payments made by certain foreign organizations.

     o    Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

     o    Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

     o    Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

     o    Payments described in Section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under Section 1451.

     o    Payments made by certain foreign organizations.

     o    Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A,
6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER,
FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE
FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the
IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of
$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you
make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
SERVICE.

                                       12

----------------------------------------------------------------------------------------------------------------------------
                                             PAYER'S NAME: TRW AUTOMOTIVE INC.
----------------------------------------------------------------------------------------------------------------------------

                                   PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
                                   RIGHT AND CERTIFY BY SIGNING AND DATING
                                   BELOW.
                                                                                       ------------------------------------
SUBSTITUTE                                                                                             Name

FORM W-9
DEPARTMENT OF THE                                                                      ------------------------------------
TREASURY                                                                                      Social Security Number
INTERNAL REVENUE SERVICE                                                                                OR

PAYER'S REQUEST
FOR TAXPAYER                                                                           ------------------------------------
IDENTIFICATION                                                                            Employer Identification Number
NUMBER (TIN)                                                                           -------------------------------------
                                                                                       PART 3--
                                                                                       Awaiting TIN [ ]
                                   -----------------------------------------------------------------------------------------

                                   PART 2--CERTIFICATION--Under the penalties of perjury, I certify that:

                                   (1)  The number shown on this form is my correct Taxpayer Identification Number
                                        (or I am waiting for a number to be issued to me),

                                   (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                        Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                   (3)  I am a U.S. person (including a U.S. resident alien).

                                   -----------------------------------------------------------------------------------------

                                   CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                   -----------------------------------------------------------------------------------------

                                   The Internal  Revenue  Service  does not require  your consent to any  provision of this document other than the certifications required to avoid backup withholding.

                                   Sign Here

                                   SIGNATURE ___________________________________________________________________________

                                   DATE _________________________________________________________________________________

---------------------------------- -----------------------------------------------------------------------------------------

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU
         PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
         ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

----------------------------------------------------------------------------------------------------------------------------

                                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld.

SIGNATURE _________________________________________________                              DATE______________________, ___

----------------------------------------------------------------------------------------------------------------------------

                                       13